UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) June 13, 2003

                         YORK INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

   DELAWARE                           1-10863                  13-3473472
(State or other jurisdiction        (Commission               (IRS Employer
 of incorporation)                   File Number)            Identification No.)

631 SOUTH RICHLAND AVENUE, YORK PA                                     17403
                  (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code            (717) 771-7890



________________________________________________________________________________


Item 5.  OTHER EVENTS


On June 13, 2003, York issued a press release announcing the election of a new Vice President, Human Resources. A copy of York's press release is attached as
Exhibit 99.1 and is incorporated by reference.


Item 7.  Exhibits

99. 1 Press release, dated June 13, 2003, issued by York International Corporation.




________________________________________________________________________________

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authororized.


                                               York International Corporation
                                               (Registrant)


Date:  June 13, 2003                          By:__/s/__C.__David_Myers__
                                                    C. David Myers
                                                    Executive Vice President and
                                                    Chief Financial Officer




Exhibit Index

     99.1 Press release, dated June 13, 2003, issued by York International Corporation.